METROPOLITAN WEST FUNDS

               Total Return Bond Fund - Class M and Class I
               Low Duration Bond Fund - Class M and Class I
             Short-Term Investment Fund - Class M and Class I
                    Intermediate Bond Fund - Class I
                      High Yield Bond Fund - Class M
                            AlphaTrak 500 Fund

                  Supplement dated December 18 , 2002
to the Statements of Additional Information each dated July 31, 2002

     The following information supplements information contained in the Trust's Statements of Additional
Information under the heading "SECURITIES AND TECHNIQUES
USED BY THE FUNDS" and sub-heading "General" found on page B-4 of each of the respective Statements of Additional
Information.

A Fund may hold equity securities under certain circumstances, including, but not limited to, the resolution of a default or bankruptcy of a bond issuer, the entry of an issuer into receivership, a corporate or securities transaction by the issuer that affects securities held by the Fund, or the exercise by the Fund of conversion or purchase rights associated with a convertible or other fixed-income security purchased by the Fund. These equity securities may include a wide-range of securities and instruments, including those listed above, that have risk and other characteristics of stocks or of both stocks and bonds.

By holding and investing in equity securities, a Fund may expose an investor to certain risks that could cause the investor to lose money, particularly if there is a sudden decline in a holding's share price or an overall decline in the stock market. Equity securities are not expected to represent a material portion of a Fund's portfolio unless the Fund exercises conversion or purchase rights or otherwise receives equity securities other than through the direct purchase of those equity securities.

The value of an investment in a Fund could decline because of equity securities held by the Fund based on the day-to-day fluctuation or the decline in their value related to movements in the stock market, as well as in response to the activities of individual companies. In addition, some of the equity securities that a Fund would obtain as a result of the special circumstances described above could be subject to restrictions on transfer or sale that may reduce their market value compared to freely tradable securities.

                 INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE STATEMENTS OF ADDITIONAL
                   INFORMATION FOR FUTURE REFERENCE.